                                          EXHIBIT 24.1


                                       POWERS OF ATTORNEY

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of November, 1993.



                                           /s/ ROBERT H. ALLEN
                                          ----------------------------
                                          Robert H. Allen

STATE OF TEXAS

COUNTY OF HARRIS


     I, Earlene L. Barbeau, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that Robert H. Allen, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                           /s/ EARLENE L. BARBEAU
                                          ----------------------------
                                          NOTARY PUBLIC


My Commission Expires:

March 8, 1997

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:


     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 1993.



                                           /s/ HOWARD H. BAKER, JR.
                                          -------------------------------------
                                          Howard H. Baker, Jr.

STATE OF TENNESSEE

COUNTY OF SCOTT


     I, Cathy J. Burke, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that Howard H. Baker, Jr. personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                           /s/CATHY J. BURKE
                                          -------------------------------------
                                          NOTARY PUBLIC


My Commission Expires:

May 23, 1994

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 1993.



                                           /s/ANTHONY J.A. BRYAN
                                          -------------------------------------
                                          Anthony J.A. Bryan

STATE OF FLORIDA

COUNTY OF PALM BEACH


     I, Marla D. Back, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that Anthony J.A. Bryan, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                          /s/ MARLA D. BACK
                                          -------------------------------------
                                          NOTARY PUBLIC


My Commission Expires:

November 30, 1996

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of November, 1993.



                                           /s/ ROBERT L. COX
                                          -------------------------------------
                                          Robert L. Cox

STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Lillian W. Powers, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that Robert L. Cox, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                           /s/ LILLIAN W. POWERS
                                          -------------------------------------
                                          NOTARY PUBLIC


My Commission Expires:

April 29, 1997

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of November, 1993.



                                           /s/ RALPH D. DENUNZIO
                                          -------------------------------------
                                          Ralph D. DeNunzio

STATE OF NEW YORK

COUNTY OF NEW YORK


     I, Pauline E. Kalahele, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that Ralph D. DeNunzio personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                           /s/ PAULINE E. KALAHELE
                                          -------------------------------------
                                          NOTARY PUBLIC


My Commission Expires:

February 28, 1994

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of November, 1993.



                                           /s/ JUDITH L. ESTRIN
                                          -------------------------------------
                                          Judith L. Estrin

STATE OF CALIFORNIA

COUNTY OF SANTA CLARA


     I, Lisa M. Cinfio, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that Judith L. Estrin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the foregoing instrument as her free and voluntary act, for the uses and purposes therein set forth.


                                           /s/ LISA M. CINFIO
                                          -------------------------------------
                                          NOTARY PUBLIC


My Commission Expires:

December 27, 1996

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 1993.



                                           /s/ PHILIP GREER
                                          -------------------------------------
                                          Philip Greer

STATE OF NEW YORK

COUNTY OF KINGS


     I, Christine Pezza, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that Philip Greer, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                           /s/ CHRISTINE PEZZA
                                          -------------------------------------
                                          NOTARY PUBLIC


My Commission Expires:

March 22, 1995

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of November, 1993.



                                           /s/ J. R. HYDE, III
                                          -------------------------------------
                                          J. R. Hyde, III

STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Nancy C. Phillips, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that J. R. Hyde, III, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                           /s/ NANCY C. PHILLIPS
                                          -------------------------------------
                                          NOTARY PUBLIC


My Commission Expires:

October 24, 1995

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 1993.



                                           /s/ CHARLES T. MANATT
                                          -------------------------------------
                                          Charles T. Manatt

STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Anne R. Coleman, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that Charles T. Manatt, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                           /s/ ANNE R. COLEMAN
                                          -------------------------------------
                                          NOTARY PUBLIC


My Commission Expires:

January 11, 1994

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 1993.



                                           /s/ JACKSON W. SMART, JR.
                                          -------------------------------------
                                          Jackson W. Smart, Jr.

STATE OF FLORIDA

COUNTY OF PALM BEACH


     I, Kelly Rosatis, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that Jackson W. Smart, Jr. personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                           /s/ KELLY ROSATIS
                                          -------------------------------------
                                          NOTARY PUBLIC


My Commission Expires:

June 29, 1995

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of November, 1993.



                                           /s/ JOSHUA I. SMITH
                                          -------------------------------------
                                          Joshua I. Smith

STATE OF MARYLAND

COUNTY OF PRINCE GEORGES


     I, Robyn Proctor Armstrong, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                           /s/ ROBYN PROCTOR ARMSTRONG
                                          -------------------------------------
                                          NOTARY PUBLIC


My Commission Expires:

February 16, 1994

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of November, 1993.



                                           /s/ PETER S. WILLMOTT
                                          -------------------------------------
                                          Peter S. Willmott

STATE OF ILLINOIS

COUNTY OF COOK


     I, Joan L. Noble, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that Peter S. Willmott personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                           /s/ JOAN L. NOBLE
                                          -------------------------------------
                                          NOTARY PUBLIC


My Commission Expires:

March 5, 1995

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal executive officer and a director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint William J. Razzouk, Alan B. Graf, Jr. and Graham
R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 1993.



                                           /s/ FREDERICK W. SMITH
                                          -------------------------------------
                                          Frederick W. Smith

STATE OF TENNESSEE

COUNTY OF SHELBY


     I, June Y. Fitzgerald, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                           /s/ JUNE Y. FITZGERALD
                                          -------------------------------------
                                          NOTARY PUBLIC


My Commission Expires:

March 28, 1995

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the Executive Vice President, Worldwide Customer Operations, of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as the Executive Vice President, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of November, 1993.



                                           /s/ WILLIAM J. RAZZOUK
                                          -------------------------------------
                                          William J. Razzouk

STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Sharon A. Smith, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that William J. Razzouk, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                           /s/ SHARON A. SMITH
                                          -------------------------------------
                                          NOTARY PUBLIC


My Commission Expires:

March 16, 1997

                                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the Chief Financial Officer of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as the Chief Financial Officer, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1993 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of November, 1993.



                                           /s/ ALAN B. GRAF, JR.
                                          -------------------------------------
                                          Alan B. Graf, Jr.

STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Edna M. Kennon, a Notary Public in and for the aforesaid State and County, DO HEREBY CERTIFY that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                           /s/ EDNA M. KENNON
                                          -------------------------------------
                                          NOTARY PUBLIC


My Commission Expires:

October 24, 1994